TAXES	6 Months Ended
Apr. 30, 2026
Income Tax Disclosure [Abstract]
TAXES

NOTE 9 – TAXES

The components of the Company’s provision for income tax for the six months ended April 30, 2026 and 2025 consists of the following:

	April 30,	April 30,
	2026	2025
	(Unaudited)	(Unaudited)
Income tax benefit (provision) attributable to:
Current operations	$24,522	$44,686
Less: Utilization of NOL carry-forward	–	(9,178)
Less: valuation allowance	(24,522)	–
Net provision for income taxes	$–	$35,508

The cumulative tax effect at the expected rate of significant items comprising our net deferred tax amount is as follows:

	April 30, 2026	April 30, 2025
	(Unaudited)	(Unaudited)
Deferred tax asset attributable to:
Net operating loss carryover	$24,522	$–
Less: valuation allowance	(24,522)	–
Net deferred tax asset	$–	$–

The provision for income taxes was determined by applying the applicable statutory income tax rates to the pre-tax income or loss of each of the Company’s subsidiaries based on their respective jurisdictions. Estimated future tax benefits generated by net operating loss carry-forwards are offset by valuation allowances in instances where realization of those benefits is not more-likely-than-not. The total income tax provision represents the aggregate of the tax amounts calculated for each subsidiary.

Jurisdictional Tax Considerations

Singapore:   KHOB Pte. Ltd. is subject to a flat corporate tax rate of 17%. Singapore does not impose withholding tax on dividends paid to foreign shareholders. Under Singapore’s one-tier tax system, dividends are exempt from further taxation when distributed.

Hong Kong SAR: KHOB LIMITED is subject to a two-tier profits tax regime (8.25% on the first HKD 2 million, 16.5% thereafter). Hong Kong does not impose withholding tax on dividends, and offshore income is generally exempt unless captured under the FSIE regime.

The Company will continue to evaluate its tax position and consult with tax advisors to ensure compliance with applicable laws and accurate financial reporting.